                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                     January 31, 2002 (January 31, 2002)


                          MARKWEST HYDROCARBON, INC.
            (Exact name of registrant as specified in its charter)


           DELAWARE                       1-11566               84-1352233
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)

        155 INVERNESS DRIVE WEST, SUITE 200, ENGLEWOOD, CO 80112-5000
                   (Address of principal executive offices)

       Registrant's telephone number, including area code: 303-290-8700

ITEM 5.  OTHER EVENTS

     Following the filing of a registration statement on Form S-1 by MarkWest Energy Partners, L.P., MarkWest Hydrocarbon, Inc. issued the following press release.

MARKWEST HYDROCARBON ANNOUNCES THE FILING OF A REGISTRATION STATEMENT FOR SALE OF COMMON UNITS BY MARKWEST ENERGY PARTNERS, L.P.

     DENVER-January 31, 2002-MarkWest Hydrocarbon, Inc. (AMEX: MWP) today announced the filing of a registration statement on Form S-1 with the Securities and Exchange Commission relating to a proposed underwritten initial public offering of two million (2,000,000) common units, representing limited partner interests in MarkWest Energy Partners, L.P., a Delaware limited partnership. All of the units sold in the offering will be sold by MarkWest Energy Partners, L.P.

     The partnership was formed to engage in the gathering and processing of natural gas and the transportation, fractionation and storage of natural gas liquids in the Appalachian basin and in Michigan. Following the offering, MarkWest Hydrocarbon, Inc. will retain approximately 3,000,000 subordinated units, representing a 58% ownership interest in the partnership, and substantially all of the general partner, which will own a 2% general partner interest in the partnership.

     The lead manager of the offering is A.G. Edwards & Sons, Inc. RBC Capital Markets will co-manage the offering. This offering of common units will be made only by means of a prospectus. A written prospectus meeting the requirements of Section 10 of the Securities Act of 1933, when available, may be obtained from A.G. Edwards & Sons at:

                          A.G. Edwards & Sons, Inc.
                             One North Jefferson
                             St. Louis, MO 63103


                                     ###

     A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BUT HAS NOT YET BECOME EFFECTIVE. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PRESS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. MARKWEST ENERGY PARTNERS, L.P.'S PRINCIPAL EXECUTIVE OFFICES ARE LOCATED AT 155 INVERNESS DRIVE WEST, SUITE 200, ENGLEWOOD, COLORADO 80112 AND ITS TELEPHONE NUMBER IS 303-290-8700.

     MARKWEST HYDROCARBON, INC. OPERATES THROUGH TWO BUSINESS SEGMENTS:
GATHERING, PROCESSING AND MARKETING; AND EXPLORATION AND PRODUCTION. THE GATHERING, PROCESSING AND MARKETING PORTION IS OUR TRADITIONAL "MIDSTREAM" BUSINESS, WHICH INVOLVES GATHERING NATURAL GAS FROM THE WELLHEAD AND REMOVING IMPURITIES ALONG WITH VALUABLE NATURAL GAS LIQUIDS FOR SALE. THE EXPLORATION AND PRODUCTION SEGMENT PRODUCES NATURAL GAS IN COLORADO, NEW MEXICO, MICHIGAN AND ALBERTA, CANADA.

     THIS PRESS RELEASE INCLUDES "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACTS INCLUDED OR INCORPORATED HEREIN MAY CONSTITUTE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT
THE EXPECTATIONS REFLECTED IN SUCH FORWARD-LOOKING STATEMENTS ARE REASONABLE, IT CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO BE CORRECT.
THE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES THAT AFFECT
THE COMPANY'S OPERATIONS, FINANCIAL PERFORMANCE AND OTHER FACTORS AS
DISCUSSED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. AMONG THE FACTORS THAT COULD CAUSE RESULTS TO DIFFER MATERIALLY ARE THOSE RISKS DISCUSSED IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AND THE FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2001.

                                  SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     MARKWEST HYDROCARBON, INC.
                                     (Registrant)

Date:     January 31, 2002           BY:     /s/ Gerald A. Tywoniuk
                                             --------------------------
                                     Gerald A. Tywoniuk
                                     Chief Financial Officer and
                                     Senior Vice President
                                     (On Behalf of the Registrant and as
                                     Principal Financial and Accounting Officer)